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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 25, 1995


                           VALLEY NATIONAL BANCORP
            (Exact name of registrant as specified in its charter)


                                  New Jersey
                (State or other jurisdiction of incorporation)

                   0-11179                       22-2477875
         (Commission File Number)   (IRS Employer Identification No.)

                  1455 Valley Road, Wayne, New Jersey 07470
                   (Address of principal executive offices)

                                (201) 305-8800
             (Registrant's telephone number, including area code)


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 Item 5.   Other Events.

     On April 25, 1995, Valley National Bancorp ("Valley") issued a press release announcing that it had authorized the purchase of up to 500,000 shares of its outstanding common stock. Purchases may be made from time to time through 1995 in the open market or in privately negotiated transactions, at prices not exceeding prevailing market prices. Valley currently has 30,626,459 common shares outstanding.

     The acquired shares are to be held in treasury to be used for the exercise of employee stock options and the exercise of outstanding warrants that expire December 31, 1995.


Item 7.   Exhibits.

     99   Press Release dated April 25, 1995

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   VALLEY NATIONAL BANCORP

Dated: April 26, 1995              By: ALAN D. ESKOW
                                       -------------------------
                                       Alan D. Eskow
                                       Senior Vice President

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                              INDEX TO EXHIBITS

99   Press Release dated April 25, 1995